BECKER VALUE
EQUITY FUND (BVEFX)

BECKER SMALL CAP VALUE
EQUITY FUND (BVESX)




PROSPECTUS
February 25, 2005






























     The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS


                                                                         Page

BECKER VALUE EQUITY FUND...................................................2

     Risk/Return Summary...................................................2

     How the Fund Has Performed............................................4

BECKER SMALL CAP VALUE EQUITY  FUND........................................5

     Risk/Return Summary...................................................5

     How the Fund Has Performed............................................7

FEES AND EXPENSES OF INVESTING IN THE FUNDS................................9

HOW TO BUY SHARES.........................................................10

HOW TO REDEEM SHARES......................................................12

DETERMINATION OF NET ASSET VALUE..........................................14

DIVIDENDS, DISTRIBUTIONS AND TAXES........................................14

MANAGEMENT OF THE FUNDS...................................................16

FINANCIAL HIGHLIGHTS......................................................18

PRIVACY POLICY............................................................19

FOR MORE INFORMATION..............................................BACK COVER

                            BECKER VALUE EQUITY FUND
                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

     The investment objective of the Becker Value Equity Fund (the "Fund") is long-term capital appreciation.

PRINCIPAL STRATEGIES

     The Fund invests primarily in common and preferred stock of large or medium-sized companies whose market prices do not reflect the true value of the companies in the opinion of the Fund's advisor, Becker Capital Management, Inc. The advisor utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The advisor seeks to buy good companies that are attractively priced. The advisor typically invests in companies with sound fundamentals that are undervalued and trade at low price-to-earnings ("P/E") ratios, yet the advisor does not invest exclusively in companies with low P/E ratios. When opportunities exist, the advisor will complement these companies with fundamentally sound, normally higher P/E stocks that are temporarily trading at attractive prices.

     The advisor intends that the Fund will invest primarily in common and preferred stocks of U.S. companies that are undervalued in the advisor's judgment. Companies may be undervalued due to market or economic conditions, unfavorable developments affecting the company, temporary earnings declines, or other factors. The advisor believes indicators of value can include strong cash flow, excellent market position, competitive advantage, favorable prospects for growth, quality management, and a low risk profile. The advisor also prefers significant management ownership of, or recent management investment in, a company since these factors are often indicative of management's belief that the company has strong potential value. These indicators of value may produce buying opportunities at attractive prices compared to historical or market P/E ratios, book value, return on equity, or price/free cash flow. The advisor believes that buying such securities at a price that is below their true worth may achieve greater returns for the Fund than those generated by paying premium prices for companies currently in favor in the market. The Fund will generally select stocks of companies with a market capitalization exceeding $1.5 billion. Although the Fund primarily will invest in large or medium-sized companies, outstanding small-cap companies will not be excluded because of size if they present opportunities for value.

     Under normal circumstances, the Fund will invest at least 80% of its assets in equity securities. This investment policy may not be changed without at least 60 days prior written notice to shareholders. The Fund may invest up to 15% of its assets in American Depository Receipts ("ADRs"). ADRs are receipts, issued by domestic banks, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. The Fund may invest up to 20% of its net assets in convertible stocks, preferred stocks, exchange-traded funds ("ETFs"), money market funds, investment grade short-term money market instruments including U.S. government and agency securities, other fixed income securities, commercial paper, certificates of deposit, repurchase agreements, and other cash equivalents. By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

     The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities only for the long-term. As a result, the advisor believes the Fund will have a low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

     The Fund may sell a security when the advisor believes the company no longer represents a good value investment, there is a management change, the company's prospects have diminished, or when better investment opportunities are presented.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     o VALUE RISK. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

     o MANAGEMENT RISK. The advisor's value-oriented approach may fail to produce the intended results. If the advisor's perception of the value of a company is not realized in the expected time frame, the Fund's overall performance may suffer.

     o SMALL AND MID-CAP RISK. Stocks of small and mid-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small and mid-cap stocks may be significantly more volatile than larger-cap stocks. Small and mid-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small or mid-cap stock, and this lack of market liquidity can adversely affect the Fund's ability to realize the market price of a stock, especially during periods of rapid market decline.

     o FOREIGN RISK. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund's investments in a foreign company.

     o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall. Additionally, the price of an ETF has a similar volatility as the stocks contained in the index it represents, which can affect the value of the Fund's shares.

     o AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

     The Fund may be suitable for:

     o    Long-term investors seeking a fund with a value investment strategy

     o Investors who can tolerate the risks associated with common stock investments

GENERAL

     The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, ETFs, money market instruments, securities of other no-load mutual funds or repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. If the Fund invests in ETFs or shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

HOW HAS THE FUND PERFORMED IN THE PAST?

     The bar chart and performance table below show the variability of the Fund's returns which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns since the inception of the Fund. The performance table shows how the Fund's average annual total returns compare over time to those of a broad-based securities market index. Of course, the Fund's past performance (before and after taxes) is not necessarily an indication of its future performance.

                        YEAR-BY-YEAR ANNUAL TOTAL RETURN
                     (FOR THE YEAR ENDED DECEMBER 31, 2004)

                                 [CHART OMITTED]

                                 2004 - 14.67%

     During the period shown, the highest return for a quarter was 10.66% (4th quarter, 2004); and the lowest return was -3.55% (3rd quarter, 2004).

                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR THE YEARS ENDED DECEMBER 31, 2004

======================================== ============= ========================
BECKER VALUE EQUITY FUND                     1 YEAR        SINCE INCEPTION
                                                          (NOVEMBER 3, 2003)
---------------------------------------- ------------- ------------------------
Return Before Taxes                         14.67%             19.79%
---------------------------------------- ------------- ------------------------
Return After Taxes on Distributions 1       14.42%             19.57%
---------------------------------------- ------------- ------------------------
Return After Taxes on Distributions          9.54%             16.73%
and Sale of Fund Shares
---------------------------------------- ------------- ------------------------
S&P 500 (reflects no deductions for         10.83%             14.83%
fees, expenses and taxes)
---------------------------------------- ------------- ------------------------
1 After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts .


                       BECKER SMALL CAP VALUE EQUITY FUND
                               RISK/RETURN SUMMARY

INVESTMENT OBJECTIVE

     The investment objective of the Becker Small Cap Value Equity Fund (the "Fund") is long-term capital appreciation.

PRINCIPAL STRATEGIES

     The Fund invests primarily in common and preferred stock of small-cap companies whose market prices do not reflect the true value of the companies in the opinion of the Fund's advisor, Becker Capital Management, Inc. The advisor utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The advisor seeks to buy good companies that are attractively priced. The advisor typically invests in companies with sound fundamentals that are undervalued and trade at low price-to-earnings ("P/E") ratios, yet the advisor does not invest exclusively in companies with low P/E ratios. When opportunities exist, the advisor will complement these companies with fundamentally sound, normally higher P/E stocks that are temporarily trading at attractive prices.

     The  advisor  intends  that the Fund will  invest  primarily  in common and preferred stocks of U.S. companies that are undervalued in the advisor's judgment. Companies may be undervalued due to market or economic conditions, unfavorable developments affecting the company, temporary earnings declines, or other factors. The advisor believes indicators of value can include strong cash flow, excellent market position, competitive advantage, favorable prospects for growth, quality management, and a low risk profile. The advisor also prefers significant management ownership of, or recent management investment in, a company since these factors are often indicative of management's belief that the company has strong potential value. These indicators of value may produce buying opportunities at attractive prices compared to historical or market P/E ratios, book value, return on equity, or price/free cash flow. The advisor believes that buying such securities at a price that is below their true worth may achieve greater returns for the Fund than those generated by paying premium prices for companies currently in favor in the market. The Fund will generally select stocks of companies with a market capitalization that does not exceed $2.0 billion. Although the Fund primarily will invest in small-cap companies, outstanding large or medium-sized companies will not be excluded because of size if they present opportunities for value. The Fund may continue to hold the stocks of companies that were considered small-cap at the time of purchase but later increase in size to become mid- or large-cap companies.

     Under normal circumstances, the Fund will invest at least 80% of its assets in small-cap equity securities. This investment policy may not be changed without at least 60 days prior written notice to shareholders. The Fund may invest up to 5% of its assets in foreign equity securities, including American Depository Receipts ("ADRs"). ADRs are receipts, issued by domestic banks, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. The Fund may also invest up to 20% of its net assets in convertible stocks, preferred stocks, exchange-traded funds ("ETFs"), money market funds, investment grade short-term money market instruments including U.S. government and agency securities, other fixed income securities, commercial paper, certificates of deposit, repurchase agreements, and cash and other cash equivalents. By keeping some cash or cash equivalents, the Fund may be able to avoid realizing gains and losses from selling stocks when there are shareholder redemptions. However, the Fund may have difficulty meeting its investment objective when holding a significant cash position.

     The Fund will not seek to realize profits by anticipating short-term market movements. The advisor intends to purchase securities only for the long-term. As a result, the advisor believes the Fund will have a low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor. The Fund's turnover rate for its first year of operations is expected to be no more than 50%.

     The Fund may sell a security when the advisor believes the company no longer represents a good value investment, there is a management change, the company's prospects have diminished, or when better investment opportunities are presented.

PRINCIPAL RISKS OF INVESTING IN THE FUND

     o VALUE RISK. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associated with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

     o MANAGEMENT RISK. The advisor's value-oriented approach may fail to produce the intended results. If the advisor's perception of the value of a company is not realized in the expected time frame, the Fund's overall performance may suffer.

     o SMALL-CAP RISK. Stocks of small-cap companies are more risky than stocks of larger companies. Many of these companies are young and have a limited track record. Their securities may trade less frequently and in more limited volume than those of more mature companies. As a result, small-cap stocks may be significantly more volatile than larger-cap stocks. Small-cap companies also may lack the managerial, financial or other resources necessary to implement their business plans or succeed in the face of competition. The prospects for a company or its industry may deteriorate because of a variety of factors, including disappointing operating results or changes in the competitive environment. It may be difficult to sell a small-cap stock, and this lack of market liquidity can adversely affect the Fund's ability to realize the market price of a stock, especially during periods of rapid market decline.

     o FOREIGN RISK. Foreign securities may experience more rapid and extreme changes in value than securities of U.S. companies because a limited number of companies represent a small number of industries. Foreign issuers are not subject to the same degree of regulation as U.S. issuers. Also, nationalization, expropriation or confiscatory taxation or political changes could adversely affect the Fund's investments in a foreign company.

     o MARKET RISK. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets and could cause the Fund's share price to fall. Additionally, the price of an ETF has a similar volatility as the stocks contained in the index it represents, which can affect the value of the Fund's shares.

     o AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

     o The Fund is not a complete investment program. As with any mutual fund investment, the Fund's returns will vary and you could lose money.

IS THE FUND RIGHT FOR YOU?

     The Fund may be suitable for:

     o    Long-term investors seeking a fund with a value investment strategy

     o Investors who can tolerate the risks associated with common stock investments

GENERAL

     The investment objective of the Fund may be changed without shareholder approval.

     From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund's principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, ETFs, money market instruments, securities of other no-load mutual funds or repurchase agreements. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. If the Fund invests in ETFs or shares of another mutual fund, the shareholders of the Fund generally will be subject to duplicative management fees. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

HOW HAS THE FUND PERFORMED IN THE PAST?

     The Fund recently commenced operations and, as a result, has no prior performance history. The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the performance of the advisor's small cap composite and by comparing its performance with a broad measure of market performance. The performance shown is the performance of all of the advisor's fully discretionary private accounts over $1 million managed using the same small-cap value strategy that the advisor will use to manage the Fund. The exclusion of accounts below this minimum amount would not make the composite performance shown materially misleading. Accounts included in the composite have substantially similar investment objectives, policies and strategies to those of the Fund. These returns are compared to indices that are broad measures of market performance. The returns are calculated by the advisor based on total return, including gains or losses plus income, after deducting all costs and management fees incurred by the accounts, and include reinvested dividends. The advisor has calculated this performance using a calculation other than the standard SEC calculation required for mutual funds. The private accounts are not subject to certain investment limitations, diversification requirements, and other restrictions imposed by the Investment Company Act of 1940, as amended, and the Internal Revenue Code of 1986, as amended, and, if applicable, such limitations, requirements, and restrictions might have adversely affected the performance results of the composite. Past performance of this composite is not necessarily indicative of the Fund's future results.


                        YEAR-BY-YEAR ANNUAL TOTAL RETURN
                        OF ADVISOR'S SMALL CAP COMPOSITE
                 (FOR THE YEARS ENDED DECEMBER 31, 1996 TO 2004)

                                 [CHART OMITTED]

                                 1996  -   36.53%
                                 1997  -   19.76%
                                 1998  -  -16.72%
                                 1999  -   15.79%
                                 2000  -   11.49%
                                 2001  -   21.23%
                                 2002  -  -24.10%
                                 2003  -   73.07%
                                 2004  -   17.01%



                          AVERAGE ANNUAL TOTAL RETURNS
                      FOR THE YEARS ENDED DECEMBER 31, 2004

============================ ========== ============ ========== ============
                               Past 1     Past 3       Past 5      Since
                                                                 Inception
                                                                 (April 1,
                                Year       Years         Years     1995)
---------------------------- ---------- ------------ ---------- ------------

Small Cap Composite            17.01%     15.40%       15.74%     14.62%
---------------------------- ---------- ------------ ---------- ------------
Russell 2000 Index1            18.33%     11.48%        6.61%     11.33%
---------------------------- ---------- ------------ ---------- ------------
Russell 2000 Value Index2      22.25%     16.50%       17.23%     15.15%
---------------------------- ---------- ------------ ---------- ------------
1 The Russell 2000 Index is an unmanaged index consisting of the 2000 smallest companies of the Russell 3000 Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

2 The Russell 2000 Value Index consists of those companies in the Russell 2000 Index with lower price-to-book values and lower forecasted growth. The performance of the Index does not reflect deductions for fees, expenses or taxes.

                   FEES AND EXPENSES OF INVESTING IN THE FUNDS

     The tables describe the fees and expenses that you would pay if you buy and hold shares of a Fund.


SHAREHOLDER FEES                                              VALUE EQUITY FUND  SMALL CAP VALUE
                                                              -----------------  ---------------
(fees paid rom your investment)                                                    EQUITY FUND
                                                                                   -----------

Maximum Sales Charge (Load)                                          NONE             NONE
   Imposed on Purchases
Maximum Deferred Sales Charge (Load)                                 NONE             NONE
Redemption Fee1, 2                                                   1.00%            1.00%
Exchange Fee                                                         NONE             NONE

ANNUAL FUND OPERATING EXPENSES                                VALUE EQUITY FUND  SMALL CAP VALUE
                                                              -----------------  ---------------
(expenses that are deducted from Fund assets)                                      EQUITY FUND
                                                                                   -----------

Management Fee                                                       1.20%            1.20%
Distribution and/or Service (12b-1) Fees                             NONE             NONE
Other Expenses                                                       1.63%            2.74% 3
Total Annual Fund Operating Expenses                                 2.83%            3.94%
Fee Waiver                                                           1.83% 4          2.74% 5
Net Expenses                                                         1.00%            1.20%

1 The Funds are intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, each Fund charges a 1.00% redemption fee on shares redeemed within 30 days after they are purchased. With respect to the Value Equity Fund, the redemption fee applies only to shares purchased on or after March 7, 2005. The Funds may waive this fee for mandatory retirement plans, for systematic withdrawal plans and in certain other circumstances.

2 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3    Based on estimated amounts for the initial fiscal year.

4 The advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.00% of the Fund's average daily net assets for the period November 15, 2004 through October 31, 2005.

5 The advisor contractually has agreed to waive its management fee and/or reimburse expenses so that Total Annual Fund Operating Expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.20% of the Fund's average daily net assets for its initial fiscal years ending October 31, 2005 and 2006.

Example:
-------

Based on the costs above, this example helps you compare the expenses of each Fund's shares to those of other mutual funds. This example assumes the expenses above remain the same and that the expenses were maintained for one year at rates described above. It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

VALUE EQUITY FUND               1 YEAR   3 YEARS  5 YEARS   10 YEARS
-----------------               ------   -------  -------   --------
If you sold your shares
     at the end of the period    $103     $706     $1,335    $3,033
If you remain in the Fund        $103     $706     $1,335    $3,033

SMALL CAP VALUE EQUITY FUND     1 YEAR   3 YEARS  5 YEARS   10 YEARS
---------------------------     ------   -------  -------   --------
If you sold your shares
     at the end of the period    $122     $676     $1,543    $3,793
If you remain in the Fund        $122     $676     $1,543    $3,793

                                HOW TO BUY SHARES

     To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

     The minimum initial investment in each Fund is $2,500 and minimum subsequent investments are $100. The advisor may, in its sole discretion, waive these minimums for individual retirement accounts (IRAs) and in certain other circumstances. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment. If you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

INITIAL PURCHASE

     BY MAIL - To be in proper form, your initial purchase request must include:

     o a completed and signed investment application form (which accompanies this Prospectus);

     o a check (subject to the minimum amounts) made payable to the appropriate Fund;

     o    the initial check should have the same address as the application.

Mail the application and check to:

U.S. Mail: Becker Value Equity Fund or          Overnight:   Becker Value Equity Fund or
           Becker Small Cap Value Equity Fund                Becker Small Cap Value Equity Fund
           c/o Unified Fund Services, Inc.                   c/o Unified Fund Services, Inc.
           P.O. Box 6110                                     431 North Pennsylvania Street
           Indianapolis, Indiana 46206-6110                  Indianapolis, Indiana 46204

     BY WIRE - You may also purchase shares of each Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Unified Fund Services, Inc., the Funds' transfer agent, at 1-800-551-3998 to obtain instruction on how to set up your account and to obtain an account number. Then, provide your bank with the following information for purposes of wiring your investment:

      Huntington National Bank
      ABA #0440-0002-4
      Attn: ______________ (name of Fund)
      Account Name ________________(write in shareholder name)
      For the Account # ___________(write in account number)
      D.D.A.#01892240190

     You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, their custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by the appropriate Fund. The purchase price per share will be the net asset value next determined after the wire purchase is accepted by a Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

ADDITIONAL INVESTMENTS

         You may purchase additional shares of the Funds at any time (subject to minimum investment requirements) by mail, wire or automatic investment. Each additional mail purchase request must contain:

     -your name

     -the name of your account(s)

     -your account number(s)

     -a   check made payable to your fund

Checks should be sent to the appropriate Fund at the address listed under the heading "How to Buy Shares - Initial Purchase" in this prospectus. A bank wire should be sent as outlined under the heading "Initial Purchase - By Wire" in this prospectus.

AUTOMATIC INVESTMENT PLAN

     You may make regular investments in the Funds with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

TAX SHELTERED RETIREMENT PLANS

     Since the Funds are oriented to longer-term investments, the Funds may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Funds' transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Funds from the IRA unless you pay the fees directly to the IRA custodian. Call the Funds' transfer agent about the IRA custodial fees.

OTHER PURCHASE INFORMATION

     The Funds may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by the Funds. If you are already a shareholder, the Funds can redeem shares from any identically registered account in the Funds as reimbursement for any loss incurred. You may be prohibited or restricted from making future purchases in the Funds. Checks must be made payable to the Funds. The Funds and their servicing agent reserve the right to refuse third party checks, cashier checks, counter checks, travelers checks, money orders, and credit card checks without proper identification. Signature guarantee stamps may be required on identification documentation. All documentation requiring a signature stamp guarantee must utilize a New Technology Medallion stamp.

     The Funds have authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on their behalf purchase and sell orders. The Funds are deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Funds' transfer agent.

                              HOW TO REDEEM SHARES

     You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of a Fund's securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund's net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund's net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

     BY MAIL - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:  Becker Value Equity Fund or          Overnight:  Becker Value Equity Fund or
            Becker Small Cap Value Equity Fund               Becker Small Cap Value Equity Fund
            c/o Unified Fund Services, Inc.                  c/o Unified Fund Services, Inc.
            P.O. Box 6110                                    431 North Pennsylvania Street
            Indianapolis, Indiana 46206-6110                 Indianapolis, Indiana 46204

     Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after we receive your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. For joint accounts, both signatures must be guaranteed. Please call the transfer agent at 1-800-551-3998 if you have questions. At the discretion of the Funds or the Funds' transfer agent, a shareholder, prior to redemption, may be required to furnish additional legal documents to insure proper authorization.

     BY TELEPHONE - You may redeem any part of your account in a Fund by calling the Funds' transfer agent at 1-800-551-3998. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and the custodian are not liable for following redemption or exchange instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

     The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions or exchanges. If you are unable to reach the Funds by telephone, you may request a redemption or exchange by mail.

     ADDITIONAL INFORMATION - If you are not certain of the requirements for a redemption please call the Funds' transfer agent at 1-800-551-3998. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Fund may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

     Because the Funds incur certain fixed costs in maintaining shareholder accounts, the Funds may require you to redeem all of your shares in the Fund on 30 days' written notice if the value of your shares in the Fund is less than $2,500 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate a Fund. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

     PROHIBITION ON MARKET TIMING. The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund's shares held by long-term shareholders, disrupt portfolio management and increase a Fund's expenses for all shareholders. The Board of Trustees has adopted a redemption policy to discourage short-term traders and/or market timers from investing in the Funds. A 1% fee will be assessed against investment proceeds withdrawn within 30 days of investment. The proceeds collected from redemption fees will be used for the benefit of existing shareholders. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals and, at the sole discretion of the Funds' advisor, due to changes in an investor's circumstances, such as death, or a change in the investor's asset allocation. No exceptions will be granted to persons believed by a Fund to be "market-timers."

     While each Fund attempts to deter market timing, there is no assurance that it will be able to identify and eliminate all market timers. For example, certain accounts called "omnibus accounts" include multiple shareholders.
Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by the Fund. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that a Fund will be able to apply the fee to such accounts in an effective manner. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive.

                        DETERMINATION OF NET ASSET VALUE

     The price you pay for your shares is based on the applicable Fund's net asset value per share ("NAV"). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of a Fund's total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after we receive your order in proper form.

     Each Fund's assets generally are valued at their market value. If market quotations are not readily available, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor. Good faith pricing also is permitted if, in the advisor's opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before a Fund's NAV calculation that may affect a security's value, or the advisor is aware of any other data that calls into question the reliability of market quotations. Without good faith pricing, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a
Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's NAV by short-term traders.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The following discussion reflects the recent enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "2003 Tax Act").

     DIVIDENDS AND DISTRIBUTIONS. The Funds typically distribute substantially all net investment income in the form of dividends and any net realized capital gains to their shareholders. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request. Each Fund expects that its distributions will consist primarily of net realized capital gains.

     TAXES. Investment income distributed by the Funds generally will consist of interest income and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income. However, the 2003 Tax Act made certain changes in the taxation of "qualified dividend income" and long-term capital gains as discussed below. Dividends normally will be distributed by each Fund on an annual basis.

     Each Fund will distribute net capital gains to its shareholders normally once a year. Capital gains are generated when the Funds sell their assets for a profit. Capital gains are taxed differently depending on how long a Fund has held the asset sold. Distributions of gains recognized on the sale of assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of assets held longer than one year are taxed at long-term capital gains rates. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

     Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of that Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash.

     You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

     Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Funds' shareholders. These transactions typically create the following tax liabilities for taxable accounts:


Summary of Certain Federal Income Tax Consequences for Taxable Accounts

Type of Transaction                                          Tax Status

Qualified dividend income                                    Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions                    Ordinary income rate

Net long-term capital gain distributions                     Generally maximum 15% on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                                Gains taxed at generally maximum 15%
more than one year                                           on non-corporate taxpayers*

Sales of shares
(including redemptions) owned                                Gains are taxed at the same rate as ordinary income;
for one year or less                                         losses are subject to special rules

                                                             *For gains realized between May 6, 2003 and December 31, 2008.

     Under the 2003 Tax Act, effective for taxable years after December 31, 2002 through December 31, 2008, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund's investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

     If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

     If you are a non-corporate shareholder and if a Fund does not have your correct Social Security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

     Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

                             MANAGEMENT OF THE FUNDS

     Becker  Capital  Management,  Inc.,  1211  SW  Fifth  Avenue,  Suite  2185,
Portland, OR 97204, www.beckercap.com, serves as investment advisor to the Funds. Becker has been providing portfolio management services since 1976 when Patrick E. Becker, Sr. founded P.E. Becker Inc., the predecessor firm to the advisor. The advisor utilizes a value-oriented investment style to provide equity and fixed income portfolio management to a select group of private wealth clients and institutional clients. As of December 31, 2004, Becker managed over $2.4 billion in assets. The advisor is 100% employee-owned.

     The advisor's equity investment team will be responsible for making investment recommendations for the Funds. The advisor's portfolio managers, analysts, and traders have an average of more than 23 years industry experience, including more than 13 years with the advisor. The advisor has previously provided investment subadvisory services to two other mutual funds using a value-oriented investment strategy. Patrick E. Becker serves as the advisor's Chief Investment Officer. Mr. Becker has ultimate decision-making authority over all investment recommendations by the advisor's equity team. Prior to founding Becker Capital Management, Inc., Mr. Becker was an account executive for approximately 10 years at Dean Witter and Company. Mr. Becker has over 35 years experience as an investment professional and he guides the growth, development, and overall investment philosophy of the advisor. He received a bachelor's degree from the University of Portland. He is jointly responsible for the management of both Funds.

     Robert Schaeffer serves as a Vice President and Portfolio Manager for the advisor and has 31 years experience as an investment professional. He has primary responsibility for the day-to-day investment of the Value Equity Fund's portfolio. Mr. Schaeffer joined the advisor in 1984 from the First Interstate Bank of Oregon, where he headed the Endowment and Charitable Funds Management Group and managed equity portfolios for private and institutional clients. He received a bachelor's degree from Willamette University.

     Thierry Wuilloud serves as a Vice President and Portfolio Manager for the advisor and has 17 years experience as an investment professional. He has primary responsibility for the day-to-day investment of the Small Cap Value Equity Fund's portfolio. Mr. Wuilloud joined the advisor in 1994 from Frank Russell Company, where he was a senior analyst in the consulting group. Prior to that time, Mr. Wuilloud was an associate in the investment banking group at Lehman Brothers. He received a master's degree in Economics from the University of Bern and an MBA from Carnegie Mellon University. Mr. Wuilloud obtained his Chartered Financial Analyst designation in 1997.

     Blake Howells serves as a Vice President for the advisor and has 20 years experience as an investment professional. Mr. Howells joined the advisor in 1998 from his position as a Vice President with U.S. Bancorp's national accounts division, where he analyzed and originated senior debt transactions. He assists with the day-to-day management of the Small Cap Fund. He received a bachelor's degree from the University of Oregon. Mr. Howells obtained his Chartered Financial Analyst designation in 2001.

     The  Funds'  SAI  provides   information  about  each  portfolio  manager's
compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of shares of the Funds.

     During the fiscal year ended October 31, 2004, the Value Equity Fund paid the advisor a fee equal to 1.20% of its average daily net assets. The advisor contractually has agreed to waive its fee and reimburse the Value Equity Fund's expenses so that the Fund's total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.00% for the fiscal period November 15, 2004 through October 31, 2005. With respect to the Small Cap Value Equity Fund, the Fund is authorized to pay the advisor a fee equal to 1.20% of its average daily net assets. The advisor contractually has agreed to waive its fee and reimburse the Small Cap Value Equity Fund's expenses so that the Fund's total operating expenses, excluding brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.20% for its initial fiscal years ending October 31, 2005 and 2006.

                              FINANCIAL HIGHLIGHTS

     The following table is intended to help you better understand the financial performance of the Value Equity Fund since its inception. Certain information reflects financial results for a single share of the Value Equity Fund. Total return represents the rate you would have earned (or lost) on an investment in the Value Equity Fund, assuming reinvestment of all dividends and distributions. The information for the period November 3, 2003 (commencement of operations) through October 31, 2004 has been audited by Cohen McCurdy, Ltd., whose report, along with the Value Equity Fund's financial statements, are included in its annual report. The annual report is available from the Value Equity Fund upon request without charge. The Small Cap Value Equity Fund does not have financial performance data available because it recently commenced operations.

BECKER VALUE EQUITY FUND
FINANCIAL HIGHLIGHTS
(FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                          PERIOD ENDED
                                                      OCTOBER 31, 2004 (a)
                                                      --------------------

SELECTED PER SHARE DATA
Net asset value, beginning of period                              $ 10.00
                                                      --------------------
Income from investment operations:
  Net investment income                                              0.01
  Net realized and unrealized gain                                   1.08
                                                      --------------------
Total from investment operations                                     1.09
                                                      --------------------

Net asset value, end of period                                    $ 11.09
                                                      ====================

TOTAL RETURN                                                        10.90% (b)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000)                                  $ 20,187
Ratio of expenses to average net assets                             1.20% (c)
Ratio of expenses to average net assets
   before waiver & reimbursement                                    2.83% (c)
Ratio of net investment income to
   average net assets                                               0.14% (c)
Ratio of net investment income to
   average net assets before waiver & reimbursement                (1.49)(c)
Portfolio turnover rate                                            26.08%


(a) For the period November 3, 2003 (Commencement of Operations) to October 31, 2004.
(b) Not annualized.
(c) Annualized.

                                 PRIVACY POLICY

     The following is a description of the Funds' policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

     Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

          o Information a Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, Social Security number, and date of birth); and

          o Information about your transactions with a Fund, its affiliates, or others (such as your account number and balance, payment
               history,   cost   basis   information,    and   other   financial
               information).

     Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds' custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

     Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

                              FOR MORE INFORMATION

     Several additional sources of information are available to you. The Statement of Additional Information (SAI), incorporated by reference into this prospectus, contains detailed information on the Funds' policies and operations, including the Funds' policies and procedures relating to the disclosure of portfolio holdings. Annual and semi-annual reports will contain management's discussion of market conditions and investment strategies that significantly affect the Funds' performance results as of the Funds' future semi-annual or annual periods.

     Call the Funds at 1-800-551-3998 to request free copies of the SAI, to request other information about the Funds and to make shareholder inquiries. Alternatively, the Funds' SAI and annual and semi-annual reports are available, free of charge, at www.beckervaluefunds.com.

     You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (SEC) Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102.







                                 [LOGO OMITTED]

                                 BECKER CAPITAL
                                MANAGEMENT, INC.
                        1211 SW Fifth Avenue, Suite 2185
                               Portland, OR 97204
                                 (800) 551-3998
                            www.beckervaluefunds.com











Investment Company Act #811-21237